Scout Bond Fund

Supplement dated November 29, 2010 to the
Scout Funds Prospectus dated October 31, 2010

In connection with the pending acquisition by Scout Investment Advisors, Inc. ( the “Advisor”) of Reams Asset Management Company, LLC (“Reams”) on November 30, 2010, the Reams fixed income portfolio management team that will be joining the Advisor upon the closing of the acquisition will replace the Advisor’s existing portfolio management personnel for the Scout Bond Fund effective December 1, 2010.  Mark M. Egan will become the lead portfolio manager for the Fund.  In addition, Thomas M. Fink, Todd Thompson and Steven T. Vincent will join as co-portfolio managers for the Fund.

In addition, the Board of Trustees of Scout Funds has approved a change to the Scout Bond Fund’s investment policy to take effect at the same time as the portfolio manager changes.  Currently, the overall weighted average maturity of the Fund is normally between two-to-four years.  Consistent with the investment approach of the Reams team, the Fund’s weighted average maturity policy will normally be between two-to-six years.  The Reams team will otherwise manage the Fund’s portfolio within the Fund’s stated investment policies, while employing their strategy of seeking to benefit from volatility or valuation discrepancies.  In addition, while it is not a change in investment policy, the Advisor intends to begin utilizing the Barclays Capital U.S. Aggregate Bond Index as the Scout Bond Fund’s primary comparative performance benchmark, rather than the Barclays Capital 1-5 Govt./Credit Index.  The Barclays Capital U.S. Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market, and is widely used as a reference benchmark for bond market performance.

Effective December 1, 2010, the sub-section entitled “Scout Bond Fund” in the “Investment Advisor and Portfolio Managers” section on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

SCOUT BOND FUND

Mark M. Egan is the lead portfolio manager of the Scout Bond Fund.  Thomas M. Fink, Todd Thompson and Steven T. Vincent are co-portfolio managers of the Scout Bond Fund.  Mr. Egan joined the Advisor on November 30, 2010.  He oversees the entire fixed income portfolio management team and retains oversight over all investment decisions.  Mr. Egan was a Portfolio Manager of Reams Asset Management Company, LLC (“Reams”) from April 1994 until November 2010 and was a Portfolio Manager of Reams Asset Management Company, Inc. from June 1990 until March 1994. Mr. Egan was a Portfolio Manager of National Investment Services until May 1990.

Mr. Fink joined the Advisor on November 30, 2010.  He was a Portfolio Manager at Reams from December 2000 until November 2010.  Mr. Fink was previously a Portfolio Manager at Brandes Fixed Income Partners from 1999 until 2000, Hilltop Capital Management from 1997 until 1999, Centre Investment Services from 1992 until 1997 and First Wisconsin Asset Management from 1986 until 1992.

Mr. Thompson joined the Advisor on November 30, 2010.  He was a Portfolio Manager at Reams from July 2001 until November 2010.  Mr. Thompson was a Portfolio Manager at Conseco Capital Management from 1999 until June 2001 and was a Portfolio Manager at the Ohio Public Employees Retirement System from 1994 to 1999.

Mr. Vincent joined the Advisor on November 30, 2010.  He was a Portfolio Manager at Reams from October 2005 until November 2010.  Mr. Vincent was a Senior Fixed Income Analyst at Reams from September 1994 to October 2005.

You should keep this Supplement for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.

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